                                                                   EXHIBIT 10.1

                             SECOND LEASE AMENDMENT

            This First Lease Amendment, dated September ______, 1997
                by and between ATRIUM AT CLEARWATER, LIMITED, a
                          Florida limited partnership,
                                    LANDLORD
                                      AND
                        DIGITAL LIGHTWAVE, INCORPORATED
                                    (Tenant)


                                  WITNESSETH:

         WHEREAS, ATRIUM AT CLEARWATER, LIMITED, Landlord, and DIGITAL LIGHTWAVE, INC., Tenant, did make and execute a Lease Agreement dated October 7, 1994 for space designated as Suite 500, comprising approximately 7,796 square feet located within the project known as THE SUN BANK BUILDING, CLEARWATER SQUARE or THE ATRIUM AT SUN BANK BUILDING located on the real property described in Exhibit "A" attached hereto with an address of 601 Cleveland Street, Clearwater, Florida (the "Property"); and

         Whereas, Landlord and Tenant did make and execute a First Lease Amendment dated February 16, 1996, whereby Tenant expanded the size of its Original Premises (with 7,796 rentable square feet) by adding 8,028 rentable square feet on the 5th floor of the Building which additional area represented the balance of the 5th floor of the Building with 15,824 rentable square feet in total ("the Existing Premises") all identified as Suite 500 as depicted on the attached Exhibit "B-1"; and

         WHEREAS, the parties hereto desire to further extend and alter and modify said Lease the manner hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual and reciprocal promises herein contained, Tenant and Landlord hereby agree that said Lease shall hereby be amended and modified as follows:

               1. EXPANSION OF PREMISES. Tenant hereby agrees to expand the size of its Existing Premises containing 15,824 rentable square feet of area on the 5th floor, as set forth in the Lease (hereinafter referred to as the "Existing Premises") by adding to the Existing Premises an area comprised of 15,824 rentable square feet located on the 6th floor, 4,227 rentable square feet located on the 2nd floor and 2,312 rentable square feet also located on the 2nd floor (hereinafter referred to as the "Expansion Premises".) TENANT AND LANDLORD HAVE HAD THE OPPORTUNITY TO MEASURE THE EXISTING AND EXPANSION PREMISES

AND THEREFORE, BOTH ACCEPT THE MEASUREMENTS AGREED TO IN THIS SECOND LEASE AMENDMENT AND ALL PRIOR LEASE DOCUMENTS.

The Existing Premises and the Expansion Premises are hereinafter collectively referred to as the Expanded Premises and any reference to the Premises as may be set forth in the Lease shall hereinafter be meant to refer to the Expanded Premises as referred to and defined herein. Thus, any reference after this date to the Premises or the Expanded Premises shall be deemed to refer to the areas constituting portions of the 2nd floor and all of the 5th and 6th floors consisting collectively of 38,187 rentable square feet as depicted on the attached Exhibits "B-1", "B-2" and "B-3", which set forth the dimensions, locations and configurations (existing and proposed) of both the Existing and Expansion Premises which together are referred to as the Expanded Premises or the Premises. The Expanded Premises are intended to include the total rentable office area on the 5th and 6th floors of the Building including the 5th and 6th Floor elevator lobby areas, within which lobby areas Tenant shall be allowed to locate a reception or other working areas provided that Tenant at all times shall comply with all governmental codes and regulations (including fire and building regulations) regarding the use of such lobby space and provided Tenant shall bear and assume all risks regarding security or loss of property in this lobby area which Tenant acknowledges cannot be locked off from the rest of the Building or from the remaining Premises of Tenant since the lobby area is part of the Common Area of the Building. Tenant shall include the 5th and 6th floor lobby areas in its insurance policy regarding liability and property coverages as required in the Lease. Tenant shall not be entitled to use any portion of the 2nd floor common area hallways.

Notwithstanding the above, Tenant at its expense may implement an elevator system or install added elevator equipment and/or one-way locks on the fire stairways provided such comply with local fire, building and other regulations so the Tenant can "lock off" access to the 5th and 6th floors after Normal Business Hours, provided such equipment does not unreasonably interfere with the Landlord's or any other tenant's use of and/or operations within the Building and does not violate any local governmental codes or regulations.


               2. LEASE TERM. Landlord and Tenant agree that the lease terms for the Expansion Premises shall commence as follows: Suite 240 on September 15, 1997, Suite 260 on October 15, 1997 and Suite 600 on December 1, 1997. The Lease Term for the Existing Premises on the fifth floor shall be extended from January 1, 1998 through November 30, 1998. The Lease Term applicable to all areas leased by Tenant and all suites referred to herein shall expire on November 30, 1998, this new expiration date (November 30, 1998) shall hereinafter be referred to as the Termination Date of the Lease. Since Tenant is solely responsible for making any changes to the existing physical construction of all portions of the Premises, Tenant shall not be entitled to delay rent if construction work is not completed timely.

AT THE TERMINATION OF THE LEASE OR ANY EXTENSION THEREOF, TENANT SHALL RETURN THE PREMISES TO LANDLORD IN BROOM-CLEAN CONDITION, WITH NORMAL WEAR AND TEAR EXCEPTED.


               3. RENT. The Rent for the Expanded Premises with 38,187 rentable square feet, plus all applicable state and local sales taxes, shall commence as of the dates set forth above and continuing through November 30, 1998. The current Rent and the Rent for the balance of the Lease Term are summarized in the charts below.


=================================================================================================
           DIGITAL LIGHTWAVE, INC. - SUITE 240 RENTAL CALCULATIONS
-------------------------------------------------------------------------------------------------
                              TENANT'S                            BASE RENTAL         BASE RENTAL
    DATES                       SF          RATE PSF                ANNUALLY            MONTHLY
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

09/15/97 - 09/14/98           2,312           16.00               36,992.00             3,082.67
09/15/98 - 11/30/98           2,312           16.00               36,992.00             3,082.67


=================================================================================================
            DIGITAL LIGHTWAVE, INC. - SUITE 260 RENTAL CALCULATIONS
-------------------------------------------------------------------------------------------------
                              TENANT'S                           BASE RENTAL          BASE RENTAL
    DATES                       SF          RATE PSF              ANNUALLY              MONTHLY
-------------------------------------------------------------------------------------------------

10/15/97 - 10/14/98           4,227          16.00               67,632.00              5,636.00
10/15/98 - 11/30/98           4,227          16.00               67,632.00              5,636.00

=================================================================================================
            DIGITAL LIGHTWAVE, INC. - SUITE 600 RENTAL CALCULATIONS
-------------------------------------------------------------------------------------------------
                              TENANT'S                           BASE RENTAL          BASE RENTAL
    DATES                       SF           RATE PSF             ANNUALLY              MONTHLY
-------------------------------------------------------------------------------------------------

12/01/97 - 11/30/98           15,824          16.00              253,188.00            21,099.00


=================================================================================================
            DIGITAL LIGHTWAVE, INC. - SUITE 500 RENTAL CALCULATIONS
-------------------------------------------------------------------------------------------------
                              TENANT'S                         BASE RENTAL           BASE RENTAL
     DATES                       SF          RATE PSF           ANNUALLY               MONTHLY
-------------------------------------------------------------------------------------------------


=================================================================================================
            DIGITAL LIGHTWAVE, INC. - SUITE 500 RENTAL CALCULATIONS
-------------------------------------------------------------------------------------------------

9/1/97 - 1/31/98              15,824          17.64            279,135.36             23,261.28
2/1/98 - 11/30/98             15,824          16.00            253,188.00             21,099.00



Paragraph 5(b) of the Lease shall be amended by the terms of the Letter Agreement between the parties, dated June 10, 1997, with regard to the extension of the due date of rental invoices to the tenth (10th) of every month and the addition of a five percent (5%) "Late Charge" for any rental payments not received by the tenth of any month.

This rent shall be deemed on a gross basis and Tenant shall not make any separate reimbursement to Landlord for operating expenses, except that Tenant shall pay for overtime use of air conditioning services requested for the Premises based on a charge of $30.00 per hour, per floor, for hourly periods after Normal Business Hours (referred to as "Overtime Usage") as set forth in the Lease.

The $2.00 per square foot reimbursement to Landlord for certain tenant finish work in Suite 500 which was above building standard for the fifth floor (Existing Premises) shall continue to be paid by Tenant on a monthly basis through January 31, 1998 in addition to the rent as set forth above for the period expiring January 31, 1998 as otherwise provided in the Lease and First Lease Amendment for the 15,824 sq. ft. of the Existing Premises only. However, this tenant reimbursement shall NOT be paid during the extension of the Lease Term for the Existing Premises from January 31, 1998 through November 30, 1998, as set forth in this Second Lease Amendment. Furthermore, no such reimbursement shall be due for any portion of the Expansion Premises as defined in this Second Lease Amendment.


4.       LIMITED EXPENSE REIMBURSEMENT.

         a. The Limited Reimbursement provisions of Paragraph 5 of the First Lease Amendment shall no longer be applicable for the period from December 1, 1997 through November 30, 1998, it being the understanding that there will not be any limited reimbursements for the calendar year 1997 or for the partial year of 1998 for any portion of the Premises.

         b. Tenant shall not be responsible for payment or reimbursement to Landlord for any portion of the Operating Expenses of the Building or the Premises during the initial term of this lease as extended hereby until November 30, 1998, except that Tenant shall pay for overtime use of air conditioning services requested for any portion of the Premises based on a charge of $30.00 per hour, per floor, for hourly periods after Normal Business Hours (referred to as "Overtime Usage") as set forth in the Lease. It is also understood that all of the utilities consumed within the Premises and the Building during Normal Business Hours shall be paid for by Landlord including the cost of electric consumption, air conditioning, water, and other customary office services. However, if Tenant requires the use of services not customarily provided in a full service office building, Landlord reserves the right to make
                                       4
reasonable additional charges for such unusual additional services.

         c. Tenant shall provide for all Janitorial Services and Security Services for the interior portion of its Expanded Premises and shall pay for such services. Landlord shall provide Janitorial Services to the common elevator areas and rest rooms for the 2nd, 5th and 6th floors (Tenant's Premises).


5. SECURITY DEPOSIT. SECURITY DEPOSIT SHALL MEAN A SUM EQUAL TO ONE MONTH'S GROSS RENT INCLUDING SALES TAX IN THE TOTAL AMOUNT OF $56,263.69, OF WHICH $10,394.67 IS ALREADY PREVIOUSLY HELD BY LANDLORD AND TENANT SHALL PAY TO LANDLORD THE DIFFERENCE OF $45,869.02, SIMULTANEOUSLY WITH THE SIGNING OF THIS SECOND LEASE AMENDMENT. THIS SECURITY DEPOSIT IS IN ADDITION TO AND INDEPENDENT OF THE PREPAID RENT DEPOSIT AS REFERENCED IN PARAGRAPH 6 BELOW .


6. PREPAID RENT. Tenant shall pay to Landlord the first month's gross rent INCLUDING SALES TAX FOR THE EXPANSION AREAS ONLY AT SUITES 240, 260 AND 600 IN THE TOTAL AMOUNT OF $31,606.73 simultaneously with the signing of this Second Lease Amendment WHICH PREPAID RENT DEPOSIT IS IN ADDITION TO AND INDEPENDENT OF THE SECURITY DEPOSIT AS REFERENCED IN PARAGRAPH 5 ABOVE . Tenant shall not make any additional prepayment of the last month's rental obligations. LANDLORD HEREBY ACKNOWLEDGES THAT A PREPAID DEPOSIT IN THE AMOUNT OF $10,394.67 IS CURRENTLY BEING HELD FOR THE LAST MONTH'S RENT FOR SUITE 500 AND SHALL CONTINUE TO BE HELD IN ACCORDANCE WITH THE LEASE TERMS, EXCEPT THAT THIS DEPOSIT IS NOW EXPECTED TO BE APPLIED TO A PORTION OF THE RENT DUE FOR THE MONTH OF NOVEMBER, 1998.


7. PARKING. Tenant shall have no rights to use any portion of the Parking Garage unless set forth herein. The following provisions shall be applied and enforced on a non-discriminatory basis among all tenants.

         a) Neither Tenant nor any of its invitees shall have any right to access the Parking Garage except as specifically provided for herein.

         b) During the Lease Term, Tenant shall have the right to use 10 covered garage parking spaces which shall be provided AT A COST OF $25.00 PER SPACE, PER MONTH PLUS SALES TAX to tenant, plus 80 covered garage spaces at a cost of $25.00 per space, per month plus sales tax. In addition, Tenant shall have the right to use 30 uncovered rooftop garage spaces which shall be PROVIDED AT A COST OF $25.00 PER SPACE, PER MONTH PLUS SALES TAX to Tenant. The foregoing parking costs shall NOT BE SUBJECT TO INCREASE UNTIL AFTER NOVEMBER 30, 1998, AT WHICH TIME, DURING ANY OPTIONAL LEASE TERM EXTENSION PERIOD THE PARKING CHARGES SHALL increase by five percent in each lease year assuming the Lease is extended pursuant to the renewal terms herein of Paragraph 10 or 11. The foregoing parking spaces which total 120, shall be available to Tenant and shall be allocated by Tenant to employees of Tenant at the discretion of Tenant. Tenant shall provide Landlord with the names of employees to be located in these spaces and the vehicle make and license number for such employees who obtain their parking rights directly through Tenant. The parking charges for "covered" and "uncovered" parking spaces shall be paid for by Tenant as provided above and shall be due each month as stated herein with Tenant's monthly installments of Base Rent and shall be subject to all terms, provisions, conditions and covenants of this Lease pertaining to defaults in the payments of Rent. LANDLORD RESERVES THE RIGHT TO REASSIGN, CHANGE OR RELOCATE ANY OF THE 120 ABOVE PERMANENT PARKING SPACES WITH TWENTY (20) BUSINESS DAYS PRIOR NOTICE TO TENANT.

         c) In addition to the fixed parking spaces allotted to Tenant as provided in subparagraph (b) above, which Tenant may allocate among its employees, Landlord may provide additional "Temporary Parking" spaces to Tenant or directly to employees of Tenant provided that Landlord reserves the right to terminate any of these "Temporary Parking" spaces upon TWENTY (20) business days prior notice to the respective party.

As of September 30, 1997, Landlord shall provide various employees of Tenant with UP TO 80 additional "Temporary Parking" spaces of which 41 shall constitute uncovered rooftop parking spaces at a cost of $35.00 per space, per month plus sales tax, plus 39 covered garage parking spaces at a cost of $35.00 per space, per month plus sales tax, all of which shall be located at Landlord's sole discretion and all of which shall be subject to the unilateral cancellation rights of Landlord with the above noted TWENTY (20) business days prior notice. The spaces referred to in this subparagraph (c) "Temporary Parking" shall also be subject to the other restrictions and conditions as set forth in this Paragraph 7, including but not limited to the conditions precedent set forth in subparagraph (f) below).

         d) Access to such parking spaces shall be through the driveways and walkways located in the Parking Garage and/or on the Property which shall be used by Tenant on a non-exclusive basis with Landlord and other tenants of the Building or other authorized users of the Parking Garage. Landlord shall have the right, in Landlord's sole and reasonable discretion, to establish rules and regulations for use of the driveways, elevators, skybridge, walkways, parking spaces and areas and to designate the right for the exclusive use of particular parking spaces to other tenants in the Building, visitors and handicapped. Landlord reserves the right to, at any time, reassign, change or relocate any designated parking spaces within the Property or the Parking Garage. Landlord shall also have the right to establish or modify the methods used to control traffic and parking on the Property and the Parking Garage, including, without limitation, the installation of traffic control devices, security devices, Parking Garage gate entrance controls, or the hiring of parking attendants. LANDLORD RESERVES THE RIGHT TO ENFORCE THE RESTRICTIONS OR DESIGNATIONS SET FORTH HEREIN BY TOWING VIOLATORS OR OTHER ENFORCEMENT ACTIONS AS LANDLORD DEEMS NECESSARY.

         e) No commercial or recreational vehicles shall be parked in the Garage or in any parking areas on the Property.

         f) In order to allow Landlord to enforce the provisions of the Paragraph and this

Lease including, but not limited to, provisions relating to designated parking spaces, each employee of Tenant who expects to park in the garage in an assigned parking space shall first provide Landlord with the name of each such employee and the vehicle make and license number of such person, as a condition precedent to each person's right to a parking space in the garage. Only those persons so pre-registered with Landlord shall be permitted to park in the parking spaces specifically designated and assigned to Tenant per subparagraph
(b) above, or directly to each employee as provided in subparagraph (c) herein. Landlord may paint Tenant's name on any "covered" and/or "uncovered" parking spaces ("Rooftop") or number such parking spaces and if any such employee or designee does not park in such space and parks somewhere else in the Parking Garage or elsewhere on the property of Landlord not granted to Tenant, Landlord may tow such automobile of any employee or party violating these restriction whether or not the Tenant or employee is financially complying with its parking charge payments to Landlord.

         g) No permanent or part time employee, invitee, agent, or subcontractor of Tenant shall be permitted to park in any parking space designated as "Visitor" or in any space designated (by letter identification on such parking space) for use by another tenant ("Other Tenant") as such Other Tenant spaces may be designated from time to time by Landlord in Landlord's sole discretion. The Visitor Parking Spaces or other tenant spaces as designated from time to time by Landlord shall not be occupied by any person who conducts part-time or full-time work on or about Tenant's Premises. Landlord may designate various ground level parking spaces on the North side of Park Street (to the East of the Building) as Visitor Parking none of which shall be utilized by any employees of Tenant and Landlord shall prescribe whatever controls, charges and supervision of such Visitor Parking areas as Landlord may establish in Landlord's sole discretion. Landlord reserves the right to enforce the restrictions or designations set forth herein by towing violators or other enforcement actions as Landlord deems necessary.

         h) Landlord shall have the right, after reasonable notice to Tenant or directly to Tenant's employee and in Landlord's sole and reasonable discretion, to change the location of any designated or undesignated parking spaces whether for visitors, other tenants, handicapped or otherwise.

         i) Tenant agrees that it will collect the parking charges from its employees who have parking spaces pursuant to subparagraph (b) above and Tenant shall remit the monthly collections to Landlord in one single payment with a notice in writing of any non-paying employee, should Tenant so elect to make such notice, which notice may be relied upon by Landlord in enforcing the parking provisions herein. Landlord may alternatively accept payments for Temporary Parking spaces from employees directly for parking charges as required herein according to subparagraph (c) above, provided such parking privileges may be revoked automatically and immediately if payment is not made and Tenant hereby consents to such termination. Tenant and Landlord agree that such termination of a direct employee parking arrangement for Temporary Parking space shall not affect the status of Landlord or Tenant under the Lease and provided further that any parking agreement negotiated directly between Landlord and an employee of Tenant under subparagraph (c) may include monthly rental rates as determined by Landlord from time to time in Landlord's sole discretion with such parking rights in all respects being subject to cancellation by Landlord upon THIRTY (30) business days prior notice to such employee of Tenant.

         j) Notwithstanding anything to the contrary set forth elsewhere in this Lease, any default in the payment of monthly parking charges which is to be paid directly by Tenant as set forth in subparagraph (b) above shall constitute a monetary default under this Lease provided Landlord shall also have the right to unilaterally discontinue parking privileges for any space for which parking charges are not paid current. If parking rights are so discontinued by Landlord for such non-payment, Landlord may enforce such discontinuance by towing, tagging, or any other measures necessary.

LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGE TO OR ANY THEFT OF ANY VEHICLE, OR ANY CONTENTS THEREFROM, WHILE IN OR ABOUT THE PARKING AREAS LOCATED ON OR ABOUT THE PROPERTY OR THE PARKING GARAGE AREA.


8. SIGNAGE. Landlord at its sole cost shall provide for FOUR separate lines on Landlord's first floor Building Directory with the Directory strips to read as follows:

             Digital Lightwave, Inc. - Executive Offices - Suite 500
             Digital Lightwave, Inc. - Technical Offices - Suite 600
             Digital Lightwave, Inc. - Accounting Offices - Suite 240
             Digital Lightwave, Inc. - Sales and Marketing Offices - Suite 260

Tenant at its sole cost shall install signage on the doors to its Premises after Landlord's prior approvals to the size, construction and materials to be used by Tenant with Landlord's approval not to be unreasonably withheld. In all instances Tenant shall be solely responsible for the removal of such signage at the termination of the Lease and for the cost of restoring the Premises to the conditions that existed prior to the installation of such signage. Tenant shall also restore the Premises and repair the Premises due to any signage that may be existing on the 5th floor as of the date this Lease Amendment is being executed.


9. RULES AND REGULATIONS. The Rules and Regulations attached as Exhibit "C" shall replace those Rules and Regulations attached to the Original Lease and the First Lease Amendment to Lease.


10. OPTION TO EXTEND TERM. The Landlord hereby grants to the Tenant the right to renew this Lease for ONE (1) additional period of THREE (3) years, which right shall be conditional upon the Tenant's satisfying all the following conditions:

         a) The option(s) for renewal must be exercised with written notice of that intention delivered to Landlord prior to January 15, 1998. If written notice is not received by Landlord within the foregoing time period, the option to extend shall be considered null and void.

         b) The option to renew granted herein is only exercisable in the event that the Tenant is not in default of the Lease or in the performance of any of the terms and conditions of this Lease at the time of exercise or the option and at the commencement date of the option term.

         c) If the option to renew is exercised, all of the conditions in the Lease shall remain the same, with the following exception:

                  (i) The Gross Rent shall be $17.00 per square foot for the first year of the Option Period and then increased by five percent (5%) for each year thereafter over the monthly Base Rental payable for the preceding one year period.

                  (ii) IN THE EVENT TENANT EXERCISES ITS RIGHT TO EXTEND ITS LEASE UNDER THIS PARAGRAPH 10, TENANT SHALL NOT BE ENTITLED TO ANY CREDIT IN THE RENTAL OBLIGATION FOR ANY PORTION OF THE PREMISES WHICH CREDIT WOULD HAVE REPRESENTED A RETURN OF ABOUT $2.00 PER SQUARE FOOT PER YEAR IN RENT WHICH TENANT WOULD HAVE PAID BETWEEN MAY 1, 1996 AND JANUARY 31, 1998 AS A REIMBURSEMENT TO LANDLORD FOR UPGRADED TENANT FINISH COSTS PAID FOR BY LANDLORD FOR SUITE 500.

                  (iii) TENANT SHALL AGAIN BE LIABLE FOR LIMITED EXPENSE REIMBURSEMENTS OF THE OPERATING EXPENSES AS SET FORTH IN PARAGRAPH 5(A) OF THE FIRST LEASE AMENDMENT, EXCEPT THAT TENANT WILL BE PAYING FOR ANY INCREASED COSTS OF INSURANCE OVER AND ABOVE THE AMOUNT OF SUCH COSTS FOR THE CALENDAR YEAR 1997.

         d) THE OPTION WITH RESPECT TO SUITE 260, IS SUBJECT TO A RIGHT OF FIRST REFUSAL OR LEASE OF A PORTION OF SUITE 260 WHICH LEASE RIGHTS ARE HELD BY MCKIM & CREED AND WHICH RIGHTS GENERALLY GRANT MCKIM & CREED THE RIGHT TO OCCUPY ABOUT 1,037 SQUARE FEET AS PART OF SUITE 260 WHICH OCCUPANCY IS TO BE EFFECTIVE AS OF DECEMBER 1, 1998. SINCE TENANT MAY WANT TO RENEGOTIATE THE TERMS OF MCKIM & CREED'S FUTURE USE OF PORTIONS OF SUITE 260, LANDLORD HEREBY GRANTS TENANT THE RIGHT TO HAVE DIRECT DISCUSSIONS WITH MCKIM & CREED TO DISCUSS PLANS FOR SUITE 260 OR PORTIONS THEREOF. IN EXERCISING THIS OPTION TO EXTEND THE LEASE TERMS, TENANT MAY ELECT TO DELETE SUITE 260 FROM THE PREMISES TO BE EXTENDED, AND MAY, THEREFORE, EXTEND THE LEASE TERMS FOR THE 5TH AND 6TH FLOORS ALONE WITHOUT SUITE 260.

11. ALTERNATE OPTION TO EXTEND TERM. The Landlord hereby grants to the Tenant the right to renew this Lease for ONE (1) additional period of NINE (9) months, which right shall be conditional upon the Tenant's satisfying all the following conditions:

         a) The option(s) for renewal must be exercised with written notice of that intention delivered to Landlord prior to January 15, 1998. If written notice is not received by Landlord within the foregoing time period, the option to extend shall be considered null and void.

         b) The option to renew granted herein is only exercisable in the event that the Tenant is not in default of the Lease or in the performance of any of the terms and conditions of this Lease at the time of exercise or the option and at the commencement date of the option term.

         c) If the option to renew is exercised, all of the conditions in the Lease shall remain the same, with the following exception:

                  (i)      The Gross Rent shall be $18.00 per square foot

                  (ii) IN THE EVENT TENANT EXERCISES ITS RIGHT TO EXTEND ITS LEASE UNDER THIS PARAGRAPH 11, TENANT SHALL NOT BE ENTITLED
                  TO ANY CREDIT IN THE RENTAL OBLIGATION FOR ANY PORTION OF THE PREMISES WHICH CREDIT WOULD HAVE REPRESENTED A
                  RETURN OF ABOUT $2.00 PER SQUARE FOOT PER YEAR IN RENT WHICH TENANT WOULD HAVE PAID BETWEEN MAY 1, 1996 AND JANUARY 31, 1998 AS A REIMBURSEMENT TO LANDLORD FOR UPGRADED TENANT
                  FINISH COSTS PAID FOR BY LANDLORD FOR SUITE 500.

                  (iii) TENANT SHALL NOT BE LIABLE FOR LIMITED EXPENSE REIMBURSEMENTS OF THE OPERATING EXPENSES AS SET FORTH IN PARAGRAPH 5(A) OF THE FIRST LEASE AMENDMENT.

d) THE OPTION WITH RESPECT TO SUITE 260, IS SUBJECT TO A RIGHT OF FIRST REFUSAL OR LEASE OF A PORTION OF SUITE 260 WHICH LEASE RIGHTS ARE HELD BY MCKIM & CREED AND WHICH RIGHTS GENERALLY GRANT MCKIM & CREED THE RIGHT TO OCCUPY ABOUT 1,060 SQUARE FEET AS PART OF SUITE 260 WHICH OCCUPANCY IS TO BE EFFECTIVE AS OF DECEMBER 1, 1998. SINCE TENANT MAY WANT TO RENEGOTIATE THE TERMS OF MCKIM & CREED'S FUTURE USE OF PORTIONS OF SUITE 260, LANDLORD HEREBY GRANTS TENANT THE RIGHT TO HAVE DIRECT DISCUSSIONS WITH MCKIM & CREED TO DISCUSS PLANS FOR SUITE 260 OR PORTIONS THEREOF.

12. TENANT FINISH. Tenant shall be solely responsible for the payment of all construction costs, architectural costs, design costs and permitting costs for any changes to the condition of the Premises as they exist as of August 22, 1997, provided that Tenant shall first obtain the written approval of Landlord to the design, plans and construction materials to be specified, used and installed in the Premises. LANDLORD SHALL PROVIDE TO TENANT A WRITTEN REPLY TO TENANT'S REQUEST FOR LANDLORD'S APPROVALS BY FACSIMILE WITHIN THREE (3) BUSINESS DAYS OF LANDLORD'S RECEIPT OF SUCH REQUEST PROVIDED THAT TENANT'S REQUEST SHALL BE DELIVERED TO LANDLORD TO THE ATTENTION OF BOTH WALTER J. MACKEY AND ANTHONY E. FEILBACK, BY MAIL OR OVERNIGHT DELIVERY (NOT FAXED) TOGETHER WITH ALL DOCUMENTS, PLANS OR SPECIFICATIONS INCLUDED WHICH MAY BE REQUIRED FOR LANDLORD'S DETERMINATION. SHOULD LANDLORD'S APPROVAL BE WITHHELD, LANDLORD SHALL PROVIDE TO TENANT AN EXPLANATION AS TO WHY SUCH APPROVAL IS DENIED AND, WITHIN REASON, ONE OR MORE POSSIBLE ALTERNATIVE SOLUTIONS AS DETERMINED IN LANDLORD'S OPINION. SHOULD LANDLORD AND TENANT BE UNABLE TO AGREE ON SUCH SOLUTIONS, THE PARTIES HEREBY AGREE TO SUBMIT SUCH DISPUTE TO ARBITRATION.

Before starting any construction work within the Premises, Tenant shall comply with the following:

         a) Tenant shall obtain written approval of the Landlord for the identity of the general contractor suggested to be used by Tenant which approval shall not be unreasonably withheld by Landlord provided such contractor supplies the proof of insurance and workman's compensation, and releases any lien rights which contractor might have against Landlord's property.

         b) Tenant shall obtain Landlord's written approval to the plans and specifications to be used for the construction of any improvements to be made to the Premises WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED WITH LANDLORD'S REPLY DELIVERED TO TENANT WITHIN THREE (3) BUSINESS DAYS SUBJECT TO THE OTHER REQUIREMENTS PROVIDED ABOVE IN THIS PARAGRAPH 12. ONCE THE PLANS FOR THE PREMISES ARE MUTUALLY ACCEPTED BY LANDLORD AND TENANT, LANDLORD AND TENANT AGREE THAT SUCH APPROVED PLANS AND SPECIFICATIONS SHALL BE ATTACHED AS EXHIBITS "G".

         c) Tenant shall pay all engineers, architects and planners who may have contributed to the development or preparation of the plans and specifications or building criteria for the Premises.

         d) Tenant shall provide TO LANDLORD GENERAL CONTRACTOR'S OR SUB-CONTRACTOR'S RISK OR OTHER INSURANCE COVERAGE WITH LANDLORD AND ITS LENDER (PRINCIPAL MUTUAL) AS ADDITIONAL INSUREDS, as LANDLORD OR LENDER may reasonably require for the period during which any construction work is being undertaken by Tenant, its agents or subcontractors.

Tenant recognizes that a portion of the 6th floor expansion area may have some smoke damage from the prior tenant "smoking" in the Premises and hereby releases Landlord from any responsibility for such smoke damage. IT IS EXPRESSLY AGREED BETWEEN TENANT AND LANDLORD THAT THERE SHALL BE NO LIABILITY TO LANDLORD TO CURE ANY EXISTING CONDITION AND TENANT ACCEPTS THIS 6TH FLOOR EXPANSION AREA, AS WELL AS ALL OTHER EXPANSION AREAS, ON AN "AS IS" BASIS.

Pursuant to a meeting between Landlord and Tenant in early 1997, Landlord proceeded to purchase a 10 ft. double glass door with 2 glass side lights which Tenant shall purchase from Landlord at a cost of $2,500.00 and which Tenant may install at its option. Tenant shall also reimburse Landlord the amount of $7,500.00 by November 1, 1997 for change orders for construction on the 5th floor which is still outstanding (INVOICE FOR WHICH IS ATTACHED HERETO AS EXHIBIT "F".)

Tenant shall have the right to utilize the doors, ceilings and lighting fixtures as may be currently installed in the portion of the 6th floor which has already received a certificate of occupancy. Tenant shall be responsible for the demolition of any interior portion of the Premises if approved on the plans by Landlord, but Tenant shall not change the common areas unless approved by Landlord.

Tenant shall use (not optional) the existing lighting fixtures that are part of Landlord's existing uninstalled inventory for the lighting requirements in the unimproved portions of the 6th and 2nd floors and Tenant shall be responsible for retrofitting these lighting fixtures with new ballasts and lenses. Tenant shall pay $65 for the Landlord's existing electronic ballasts, tombstone, reflectors and new replacement paracube lenses. Tenant shall also install Landlord's Standard unfinished wood baseboard in all of its Premises at a cost of $1.50 per linear foot which baseboard shall be stained by Tenant in a manner similar to that installed on the 5th floor. The cost of the lighting fixtures is $25 per 2x4 fixture in original box (2 fixtures per box with lamps in place), but existing tar ballasts will be replaced by Tenant with electronic ballasts. THE FLOOR STOCK AND UNINSTALLED INVENTORY TO BE SUPPLIED BY LANDLORD WILL BE IN WORKING ORDER, SUBJECT TO THE STATED REQUIREMENT THAT THE EXISTING LIGHTING FIXTURES BE RETROFITTED AS PROVIDED ABOVE. TENANT WILL NOT BE OBLIGATED TO INSTALL MORE OF THE LANDLORD'S INVENTORY OF TENANT FINISH ITEMS THAN ARE NEEDED TO COMPLETE CONSTRUCTION OF TENANT'S PREMISES AND TO COMPLY WITH THE APPROVED PLANS AND LOCAL CODES.

Tenant shall use USG #323 ceiling tile throughout for each floor of its Premises.

Tenant shall be responsible for installing all fire protection systems and complying with all governmental codes relating to the 6th floor and other suites to be occupied by Tenant. TENANT SHALL BE RESPONSIBLE FOR INSTALLING ALL AUDIBLE EQUIPMENT, ANNUNCIATORS, STROBES, HORNS, EXIT LIGHTS, DUCT DETECTORS, FIRE DAMPERS, FIRE WALLS, THE RELOCATION OF SPRINKLER HEADS AND ADDING SPRINKLER HEADS WHERE NECESSARY PER CODE OR PER APPROVED PLANS. TENANT WILL NOT DISCONNECT OR INTERFERE WITH ANY EXISTING FIRE PROTECTION EQUIPMENT OR CHANGE EXISTING EQUIPMENT WITHOUT LANDLORD'S APPROVAL. TENANT WILL COMPLY WITH ALL LOCAL CODES FOR ALL OF THE IMPROVEMENTS TO BE UNDERTAKEN BY TENANT.

IN THE EVENT THAT TENANT, IN ITS SOLE DISCRETION, DETERMINES TO UTILIZE LANDLORD'S SERVICES WITH RESPECT TO THE CARPETING OF SUITE 240, Tenant will advance the cost of the carpeting to Landlord after which Landlord will order such carpeting with Tenant paying its (or Landlord's) designated installer for all installation costs and any moving or storage costs associated therewith. REGARDLESS OF WHO ORDERS OR INSTALLS CARPETING, TENANT WILL BE RESPONSIBLE FOR ALL COSTS OF SUCH CARPETING AND INSTALLATION.

There shall be no obligation on this Second Lease Addendum until Landlord and Tenant agree on plans and specifications. Tenant is to pay for all design, architectural and engineering and all permitting fees for the agreed upon plans.

Tenant shall indemnify Landlord from any liens in conjunction with the buildout.

The architectural and engineering plans and specifications to be prepared by Tenant and approved by Landlord for Tenant's space will comply with all current ADA legislation.

Landlord will be responsible for the common areas being in compliance with ADA.

SINCE TENANT MAY WANT TO RENEGOTIATE THE TERMS OF MCKIM & CREED'S FUTURE USE EFFECTIVE DECEMBER 1, 1998, OF PORTIONS OF SUITE 260, LANDLORD HEREBY GRANTS TENANT THE RIGHT TO HAVE DIRECT DISCUSSIONS WITH MCKIM & CREED TO DISCUSS PLANS FOR SUITE 260 OR PORTIONS THEREOF. IN AS MUCH AS MCKIM & CREED HAS THE RIGHT TO RECOVER AND LEASE A 1,037 SQUARE FOOT PORTION OF SUITE 260 AS OF DECEMBER 1, 1998. MCKIM & CREED WILL BE RESPONSIBLE FOR OTHERWISE DIVIDING SUITE 260 AS OF DECEMBER 1, 1998 OR LATER.

13. PROHIBITION OF LIENS

         a) In accordance with the provisions of Section 713.10 of the Florida Construction Lien Law, Landlord (Owner) has apprised the Tenant that the Landlord (Owner) has or will be filing a Notice of Lien Prohibition in the public records of the County in which the building is located advising the public that any improvement work undertaken by Tenant on the subject property shall be only for the Tenant's account and that the Landlord (Owner's) interest in the property shall not be subject to any construction or Mechanic Liens in connection therewith.

         b) The Tenant shall promptly, at the time of or prior to undertaking any contract for improvements for the Premises, apprise any contractor of the Landlord's Notice of Lien Prohibition and shall require that Tenant's selected contractor sign an Acknowledgment of the Owner's Prohibition of Mechanic Liens in a form substantially as that set forth hereto as Exhibit "E". Tenant shall provide the original signed Acknowledgment form to Landlord (Owner) at or before the time that work commences in connection with any improved improvement on the Premises.

         c) The Landlord (Owner) has advised the Tenant that Tenant's failure to notify a contractor of the Landlord's (Owner's) Lien Prohibition on the subject property shall render any contract between the Tenant and such contractor voidable at the option of the contractor.

         d) Regardless of whether or not Landlord (Owner) approves the scope of construction work that might be performed by Tenant, any agent or subcontractor of Tenant, or any party working with authorization of Tenant or at the request of Tenant, Tenant shall be solely responsible for the payment of all construction costs associated therewith and no such party working on behalf of Tenant shall have the right to file a lien against Landlord's (Owner's) property and such contractor or agent shall look solely to Tenant for payment. Tenant acknowledges and represents that any work undertaken or authorized by Tenant shall be for the benefit of Tenant and that such work shall not be deemed to benefit the Landlord or the Landlord's interest in the Premises or the Building.

Tenant specifically acknowledges that Landlord (Owner) has precluded liens against its property. Tenant also specifically acknowledges that Tenant is precluded from creating directly or authorizing any other party to create or file any lien against Landlord's (Owner's) interests in the Property, the Building or the Premises as defined in the Lease.

         e) As a condition precedent to Tenant authorizing any construction work to be performed (even after Landlord's prior written consent as required in the Lease), Tenant shall provide all of its contractors with a copy of the attached "NOTICE OF LIEN PROHIBITION IN LEASE FLORIDA CONSTRUCTION LIEN LAW
713.10 (F.S. 1995)".

         f) Any violation of the foregoing covenants of Tenant shall constitute a material breach of this Lease and be a material default in this Lease and, therefore, provide Landlord (Owner) with all default remedies as permitted in, but not limited to, this Paragraph 13. Similarly, if any agent or contractor dealing with Tenant should file a lien against Landlord's (Owner's) interests in the Property, the Buildings or the Premises, then this act of such third party shall also constitute a material default in this Lease and entitle Landlord (Owner) to pursue any one or more of the Default Remedies or Options available.


14.      MISCELLANEOUS.
         a) Tenant is currently in possession of and is presently conducting business at the Premises referred to in the Lease, First Lease Amendment, and this Second Lease Amendment. There are no actions, either voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the United States.

         b) Tenant is not entitled to any credit, offset or reduction in rent for any reason whatsoever and Tenant has no defenses to the enforcement of the Lease, as amended, by Landlord. There exist no claims or potential claims by Tenant against Landlord. If other than a living person, Tenant is existing and in good standing in the jurisdiction of its formation, is qualified to do business in Florida, and Tenant and the individual signing below has the full power and authority to execute this Second Lease Amendment.

         c) All terms in the Second Lease Amendment shall have the same meaning ascribed to them in the Lease and/or in the First Lease Amendment, except as expressly provided to the contrary in this Second Lease Amendment. In the event of a conflict between the terms and conditions of the Lease or First Lease Amendment and terms and conditions of the Second Lease Amendment, this Second Lease Amendment shall govern and supersede.

         d) Except as specifically and expressly modified herein, the Lease is ratified and confirmed in all respects and shall remain binding on and inure to the benefit of the parties hereto, and their successors and assigns.

         e) The expenses of Cushman and Wakefield (C&W) and/or Andy May regarding negotiation of this Second Lease Amendment, SPECIFICALLY FOR THE EXISTING AREA IN SUITE 500 WITH 15,824 RENTABLE SQUARE FEET, shall be paid for exclusively by LANDLORD WHICH COMMISSION SHALL BE EQUAL TO THREE PERCENT (3%) OF THE NET RENTS TO BE RECEIVED BY LANDLORD WITH THE NET RENTS TO BE DEFINED AS THE GROSS RENTS PAYABLE PURSUANT TO THE LEASE LESS OPERATING EXPENSES WHICH ARE ESTIMATED AND AGREED TO BE $7.10 PER SQUARE FOOT FOR 1997 AND WHICH ARE MUTUALLY AGREED TO ESCALATE BY FIVE PERCENT (5%) PER ANNUM THEREAFTER. WITH REGARD TO THE EXPANSION PREMISES CONSISTING OF SUITES 240, 260

AND 600 AS DEFINED ABOVE, LANDLORD SHALL PAY A COMMISSION EQUAL TO THREE PERCENT (3%) OF THE "GROSS RENTS" FOR THE INITIAL LEASE TERM THROUGH NOVEMBER 30, 1998. THE LEASING COMMISSIONS TO C&W SHALL BE PAYABLE UPON THE MUTUAL EXECUTION OF THIS SECOND LEASE AMENDMENT. WHEN AND IF TENANT ELECTS TO EXTEND OR EXPAND ANY OR ALL OF ITS PREMISES AS DEFINED HEREIN, INCLUDING BUT NOT LIMITED TO SUITES 240, 260, 500 AND 600, C&W SHALL BE ENTITLED TO AN ADDITIONAL THREE PERCENT (3%) COMMISSION APPLIED TO THE GROSS RENTS. GROSS RENTS SHALL BE AS DEFINED IN THE COMMISSION AGREEMENT OF JANUARY 9, 1997. THIS COMMISSION STRUCTURE SHALL PREVAIL OVER ANY CONTRARY PROVISIONS AS MAY HAVE EXISTED IN A PREVIOUSLY EXECUTED COMMISSION AGREEMENT BETWEEN LANDLORD AND C&W OR ANY OTHER WRITTEN OR ORAL AGREEMENT PRIOR TO THIS DATE. Tenant, by execution of this Second Lease Amendment shall indemnify Landlord of any other brokerage commissions or fees incurred by Tenant or its agents OTHER THAN THE COMMISSION TO C&W FOR SUITES 240, 260, 500 AND 600 AS AGREED ABOVE WHICH LANDLORD IS PAYING. Landlord represents that it has not authorized any brokers OTHER THAN C&W to act on its behalf and will similarly indemnify Tenant for any cause of action for fees or commissions relating to agents acting on behalf of Landlord.

All other terms of the Lease and First Lease Amendment as amended to this date shall remain in full force and effect except as provided to the contrary as set forth herein.


         IN WITNESS WHEREOF, Tenant and Landlord have caused this instrument to be executed as of the date first above written by their respective officers or parties thereunto duly authorized.


WITNESSES:                             LANDLORD:
                                       ATRIUM AT CLEARWATER, LIMITED,
                                       a Florida limited partnership

                                       BY:
-------------------------                  -----------------------------------
                                           Walter J. Mackey, Jr.,  President
                                           Atrium at Clearwater, Incorporated,
-------------------------                  General Partner
                                           Date Signed:
                                                        ----------------


WITNESSES:                             TENANT:
                                       DIGITAL LIGHTWAVE, INC.


                                       BY:
-------------------------                  -----------------------------------

                                       TITLE:
-------------------------                     --------------------------------

                                                Date Signed:
                                                             -----------------

WITNESSES:                             BROKER:
                                       CUSHMAN & WAKEFIELD OF FLORIDA, INC.


                                       BY:
-------------------------                  -----------------------------------

                                       TITLE:
-------------------------                     --------------------------------

                                                Date Signed:
                                                             -----------------

EXHIBITS ATTACHED:
Exhibit A - Legal Description of Property
Exhibit B-1, B-2, B-3 - Expanded Premises (including Original and Expansion
  Premises)
Exhibit C - New Updated Rules and Regulations
Exhibit D - Non-Disturbance Agreement
Exhibit E - Acknowledgment of Owner's Prohibition of Mechanic's Liens Exhibit F - Landlord's Invoice for Previous 5th Floor Construction Change
  Orders
Exhibit G - Plans and Specifications